SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):	August 25, 1997


SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

(as depositor under the Pooling and Servicing
Agreement, dated as of May 1, 1997, providing for the issuance of Asset-Backed Floating Rate Certificates, Series 1997-NC2)

SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
(Exact name of registrant as specified in its charter)


              Delaware          	  333-22559  	    13-3439681
(State or Other Jurisdiction		 (Commission	(I.R.S. Employer
of Incorporation)			  File Number)	Identification No.)


Seven World Trade Center
New York, New York					 10048
(Address of Principal Executive Offices)			(Zip Code)



Registrant's telephone number, including area code:	 (212) 783-5659

Item 5.	Other Events

		On August 25, 1997 a scheduled distribution was made from the Trust to
		holders of the Class A Certificates.  The Trustee has caused to be filed
		with the Commission, the Monthly Report dated August 25, 1997.  The
		Monthly Report is filed pursuant to and in accordance with
		(1) numerous no-action letters (2) current Commission policy in the area.

		A. 	Monthly Report Information:
			See Exhibit No.1


		B.	Have any deficiencies occurred?   NO.
				Date:
				Amount:

		C.	Item 1: Legal Proceedings:	NONE

		D.	Item 2: Changes in Securities:	NONE

		E.	Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

		F.	Item 5: Other Information - Form 10-Q, Part II - Items 1,2,4,5 if
			applicable:  NOT APPLICABLE



Item 7. Monthly Statements and Exhibits

	 Exhibit No.

		1.	Monthly Distribution Report dated August 25, 1997.



SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.
NEW CENTURY ASSET-BACKED FLOATING RATE CERTIFICATES
SERIES 1997-NC2

STATEMENT TO CERTIFICATEHOLDERS

          Distribution Date:      08/25/97

                   Beginning
                  Certificate    Principal    Interest   Realized   Certificate
Class  Cusip       Balance    Distribution Distributio  Losses       Balance
A    79548KVC9 123,364,431.35 1,756,597.47 629,681.19       0.00 121,607,833.88
CE          NA   4,203,388.07         0.00 306,173.76       0.00   4,203,388.07

R-II 79548KVE5           0.00         0.00       0.00       0.00           0.00
Total          127,567,819.42 1,756,597.47 935,854.95       0.00 125,811,221.95

      AMOUNTS PER $1,000 UNIT

                                                        Ending   Current
      Principal   Interest        Total     Realized  CertificatePass-Through
ClassDistribution DistributionDistribution   Losses     Balance  Interest Rate
A    14.040088       5.032900    19.072987   0.000000 971.983998       5.927500%
CE    0.000000      72.839756    72.839756   0.000000 1000.00000       2.639018%
R-II  0.000000       0.000000     0.000000   0.000000   0.000000       5.927500%

  The Class CE Certificates accrue interest on a Notional Balance equal to the LT1 Uncertificated Balance.

Section 4.02 (iii.)
MASTER SERVICER COMPENSATION                53,161.45
TRUSTEE FEES                                 1,701.17

Section 4.02 (iv.)
GUARANTEED DISTRIBUTIONS
               Guaranteed Principal Distribution            0.00
               Guaranteed Interest Distribution       629,681.19

Section 4.02 (v.)
INSURANCE PAYMENT                                0.00
CERTIFICATE INSURER REIMBURSEMENT                0.00
CUMULATIVE INSURANCE PAYMENTS                    0.00

Section 4.02 (vi.)
P&I ADVANCES                  Total Advances          222,308.55
*Note: P&I Advances are made on Mortgage Loans Delinquent as of the Determination Date.

Section 4.02 (vii.)
BALANCES AS OF:Stated Principal Balance of Mortgage Loans        125,830,679.84
      08/25/97 Stated Principal Balance of REO Properties                  0.00

Section 4.02 (viii.)
MORTGAGE LOAN CHARACTERISTICS
               Number of Loans                                             1048
               Aggregate Principal Balance as of the Due Date    125,830,679.84
               Weighted Average Remaining Term to Maturity                  355
               Weighted Average Mortgage Rate                           9.30070%

                                                                 Unpaid
Section 4.02 (ix.)                                               Principal
DELINQUENCY INFORMATION                               Number     Balance
     30-59 days delinquent                                    28   3,180,996.00
     60-89 days delinquent                                     5     326,050.00
     90 or more days delinquent                                0           0.00
     Foreclosure proceedings have commenced                    0           0.00
*Note: In accordance with the Master Servicer, the Delinquency Information relates to the Prepayment Period.

Section 4.02 (x.)             Loans that become REO properties in the preceding
                              calendar month:
REO INFORMATION               Unpaid Principal                Stated Principal
               Loan Number        Balance                        Balance



Section 4.02 (xi.)            Total Book Value of REO Properties:          0.00
REO BOOK VALUES

Section 4.02 (xii.)           Aggregate Amount of Principal Prepayments:
               Curtailments                                            5,839.03
               Payments in Full                                    1,679,538.28

               REO Principal Amortization                                  0.00

Section 4.02 (xiii.)
REALIZED LOSSES               Realized Losses that were incurred during the
                              related Prepayment Period
               Total Realized Losses             0.00
               Which Include:
               Extraordinary Losses              0.00
               Fraud Losses                      0.00
               Special Hazard Losses             0.00
               Bankruptcy Losses                 0.00

Section 4.02 (xiv.)
EXTRAORDINARY TRUST FUND EXPENSES
Extraordinary Trust Fund Expenses withdrawn from the Collection            0.00
Account or Distribution Account that caused a reduction of the Available Distribution Amount:

Section 4.02 (xv.)
CERTIFICATE PRINCIPAL BALANCES
               Ending
               Principal      Realized
               Balance        Losses
     Class A   121,607,833.88         0.00
     Class CE    4,203,388.07         0.00
     Total     125,811,221.95         0.00

Section 4.02 (xvi.)
CERTIFICATE FACTOR
                                           Certificate
                                           Factor
                              Class A      0.97198400
                              Class CE     0.97289390







Section 4.02 (xvii.)
INTEREST DISTRIBUTION AMOUNTS

                              Reduction from the Allocation of:
                  Interest                            Prepayment
                  Distribution  Realized   Basis Risk  Interest
                   Amount        Losses    Shortfalls Shortfalls
     A             629,681.19         0.00       0.00       0.00
     CE            306,173.76         0.00       0.00       0.00
     TOTAL         935,854.95         0.00       0.00       0.00

                   Portion    Relief Act Extraordinary Remaining
                 Paid Under     Interest   Trust Fund   Unpaid
                   Policy      Shortfalls   Expenses    Amounts
     A                   0.00         0.00       0.00       0.00
     CE                  0.00         0.00       0.00       0.00
     TOTAL               0.00         0.00       0.00       0.00

Section 4.02 (xviii.)
PREPAYMENT INTEREST           Prepayment Interest Shortfalls not           0.00
  SHORTFALLS                  covered by the Servicer:


Section 4.02 (xix.)           Relief Act Interest Shortfall                0.00

Section 4.02 (xx.)            Fraud Loss Amount                    3,880,097.64
                              Bankruptcy Amount                      100,000.00
                              Special Hazard Amount                1,500,000.00

Section 4.02 (xxi.)           Basis Risk Shortfall                         0.00

Section 4.02 (xxii.)          Unpaid Basis Risk Shortfall                  0.00

Section 4.02 (xxiii.)         Required Subordinated Amount         4,203,388.07

Section 4.02 (xxiv.)          Subordination Increase Amount                0.00

Section 4.02 (xxv.)           Subordination Reduction Amount               0.00

Section 4.02 (xxvi.)
PASS THROUGH RATE                                     Class A    Class CE
               Current Distribution Period              5.927500%      2.639018%
               Next Distribution Period (Estimated)     5.865000%      2.693756%


Section 4.02 (xxvii.)
RESERVE FUND                  Beginning Balance                          513.00
                              Deposits                                   394.96
                              Withdrawals                                  0.00
                              Ending Balance                             907.96

PERFORMANCE MEASURES
                              Net Monthly Excess Spread              280,548.52
                              Net Monthly Excess Cash Flow           280,548.52
                              Spread Squeezed Percentage                2.67590%
                              Spread Squeeze Subordination
                              Increase Amount                              0.00
                                                         Step Up-Step Down-
                                                    Current LevelCurrent Level
Step Up and Step Down Triggers   Current Level:       more than: less than:
     Cumulative Loss Test         0.000000%             0.750000%            NA
     Rolling Delinquency Test     0.086373%            11.000000%      9.000000%
     Rolling Loss Test            0.000000%             1.000000%      0.500000%

Step Up Trigger Occurrence                 NO
Step Down Trigger Occurrence               NO


























SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


SALOMON BROTHERS MORTGAGE
SECURITIES VII, INC.


				By: /s/ Eve Kaplan
				Name:  Eve Kaplan
				Title:	Vice President
				First Trust National Association


Dated: 	September 30, 1997